UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2014

Date of Report (Date of earliest event reported)

YuMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36039	27-0111478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 6, 2014, YuMe, Inc., (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2014. A copy of this press release is attached hereto as exhibit 99.1.

The information included in exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On November 4, 2014, the Board of Directors (the “Board”) of YuMe, Inc. (the “Company”) appointed Tony Carvalho, age 57, its acting Chief Financial Officer, to serve as Executive Vice President, Chief Financial Officer of the Company, effective immediately. There are no arrangements or understandings between Mr. Carvalho and any other persons pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Carvalho and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Since March 2013, Mr. Carvalho has served as Vice President, Financial Planning and Administration for the Company. Since May 2014, Mr. Carvalho has also served as acting Chief Financial Officer. Prior to joining the Company, from April 2011 to October 2012, Mr. Carvalho served as Vice President, Finance at Modcloth, Inc., an online specialty clothing retailer, and Mr. Carvalho took time off prior to joining the Company in March 2013. From October 2008 to April 2011, Mr. Carvalho served as Vice President, Finance at Service Source International, Inc., a recurring revenue management solutions company. Prior thereto, Mr. Carvalho was the Vice President, Finance of Aliph, Inc., a manufacturer and distributor of Bluetooth enabled devices, the Corporate Controller of Upek, Inc., a provider of biometric fingerprint security solutions, the Chief Financial Officer of Xoom, Inc., a provider of international money transfer solutions and the Vice President, Finance and Corporate Controller of PayPal, Inc. which was acquired by eBay, Inc. Mr. Carvalho is a certified public accountant and holds a Bachelor’s degree from the University of Mumbai.

Appointment of Executive Vice President, Operations

On November 4, 2014, the Board appointed Hardeep Bindra, age 41, to serve as Executive Vice President, Operations, effective immediately. There are no arrangements or understandings between Mr. Bindra and any other persons pursuant to which he was selected as Executive Vice President, Operations. There are also no family relationships between Mr. Bindra and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

From April 2013 to September 2014, Mr. Bindra served as Executive Vice President, Platform and Corporate Development and Interim Lead on Products at Collective, Inc., a video and mobile advertising company. From April 2012 to March 2013, Mr. Bindra served as Chief Executive Officer of AdBrite Inc., a digital advertising company. From October 2010 to April 2012, Mr. Bindra served as Vice President, Ad Marketplaces for Right Media Exchange, an online advertising company that operates a marketplace that enables the trading of digital media, which was acquired by Yahoo! in 2007. From November 2009 to October 2010, Mr. Bindra served as Managing Executive Director for Telcordia Technologies, a telecommunication research and development company. Prior thereto, he served in management roles for VeriSign Inc. and Aol, Inc. Mr. Bindra holds a Bachelor’s degree in Economics and Finance from the University of Pennsylvania.

Compensation of Mr. Bindra

In connection with Mr. Bindra’s appointment, on November 4, 2014, the Compensation Committee of the Board made the following determinations with respect to compensation arrangements for Mr. Bindra:

Base Salary and Bonus. Mr. Bindra will receive an annual base salary of $330,000.00 and will be eligible for an annual bonus under the Company’s Cash Incentive Plan as in effect from time to time with a target amount of 40% of base salary. Both base salary and bonus are subject to annual review.

Restricted Stock Units (Vesting over 4 years). Mr. Bindra will receive 100,000 restricted stock units that will vest in equal annual installments over four years.

Stock Options (Vesting over 4 years). Mr. Bindra will receive an option to purchase 100,000 shares of the Company’s common stock at a price per share equal to the closing price per share of the common stock on November 28, 2014. The stock options will vest 1/4 on November 4, 2015 and monthly thereafter over the following 36 months.

Severance Terms. Mr. Bindra is eligible for severance benefits comparable to other executives at his level as in effect from time to time, a current description of which is set forth in Exhibit 10.8 to the Company’s Registration Statement on Form S-1 filed on July 2, 2013 and is incorporated by reference herein.

Other Benefits. Mr. Bindra is eligible to participate in the benefit programs generally available to senior executives of the Company.

The foregoing description of the compensation of Mr. Bindra is qualified in its entirety by reference to the full text of his offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company also intends to enter into its standard form indemnification agreement with Mr. Bindra, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on July 2, 2013 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby furnishes the following exhibits:

Exhibit Number	Description
10.1	Offer letter, dated November 3, 2014 between YuMe, Inc. and Hardeep Bindra
99.1	Press release dated November 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ Tony Carvalho

Tony Carvalho
Executive Vice President, Chief Financial Officer
(Principal Financial Officer and Duly Authorized Signatory)

Dated: November 6, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Offer letter, dated November 3, 2014 between YuMe, Inc. and Hardeep Bindra
99.1	Press release dated November 6, 2014